Exhibit 99.2

CENTURY CASINOS INVESTOR PRESENTATION Peter Hoetzinger, Co CEO & President Results through Q2 2023

Forward-Looking Statements, Business Environment, Risk Factors & Notes on Presentation CENTURY CASINOS This presentation may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995. In addition, Century Casinos, Inc. (together with its subsidiaries, the “Company”, “we”, “us”, “our”) may make other written and oral communications from time to time that contain such statements. Forward-looking statements include statements as to industry trends and future expectations of the Company and other matters that do not relate strictly to historical facts and are based on certain assumptions by management at the time such statements are made. Forward-looking statements in this presentation include statements regarding the hotel and casino projects in Missouri, future results of operations, including statements about operating margins, the impact of the coronavirus (COVID-19) pandemic, the adequacy of cash flows from operations and available cash to meet our future liquidity needs, operating efficiencies, synergies and operational performance, the prospects for and timing and costs of new projects, projects in development and other opportunities, the Goldman Credit Agreement (as defined herein) and obligations under our Master Lease (as defined herein) and the ability to repay debt and other obligations, investments in joint ventures, outcomes of legal proceedings, changes in our tax provisions or exposure to additional income tax liabilities, certain plans, expectations, goals, projections, and statements about the Nugget Acquisition (as defined herein) and Rocky Gap Acquisition (as defined herein); potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the Nugget Acquisition or Rocky Gap Acquisition; the possibility that the anticipated benefits of the Nugget Acquisition or Rocky Gap Acquisition are not realized when expected or at all and plans for our casinos and our Company. These statements are often identified by the use of words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” or “continue,” and similar expressions or variations. These statements are based on the beliefs and assumptions of the management of the Company based on information currently available to management. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Important factors that could cause actual results to differ materially from the forward-looking statements include, among others, the risks described in the section entitled “Risk Factors” under Item 1A in our Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 Annual Report”), in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, and our subsequent periodic and current reports filed with the SEC. We caution the reader to carefully consider such factors. Furthermore, such forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. TERMS AND DEFINITIONS Certain terms and definitions are used in this presentation. A list of these terms and definitions is contained in the Appendix. In addition, the names of the Company’s subsidiaries and certain operating segments, some of which have changed, are abbreviated on certain of the following slides. See Appendix for a list of the subsidiaries and their abbreviations.  1

Key Investment Highlights CENTURY CASINOS Founded in 1992, Century Casinos is a multi-channel gaming company with focus on drive-to U.S. markets Casinos located in attractive markets with limited new competition risk Regional and local customer base. Majority of revenue comes from guests who live within a one-hour drive of our casinos Century’s management team owns 14%1 of CNTY and has 100+ years experience having operated 100+ casinos in 20+ countries Substantial growth drivers and cash-flow drivers: Acquisition of Nugget Casino Resort in Reno, NV Acquisition of Rocky Gap Casino, Resort & Golf operations, MD Century Casino Caruthersville, MO, moving to land-based casino Hotel development at Century Casino Cape Girardeau, MO Sale and leaseback of Canada real estate assets to VICI (pending) 1. Including unexercised stock options 2

Multi-Channel North American Gaming Company1 CENTURY CASINOS Land-based Casinos (USA and Canada) The online world and the land-based casino world co-exist successfully. Century Casino Central City Century Casino Cripple Creek Century Casino Edmonton Nugget CASINO RESORT Century Casino Cape Girardeau Century Casino Caruthersville Century Casino St Albert Rocky Gap Casino Resort Golf Racing and On/Off-Track Betting Give online customers a better experience and social excitement when they visit land-based casino properties. Century Downs Racetrack Casino Century Mile Racetrack Casino Mountaineer Casino Resort Racetrack HPI BET Sportsbook (Retail & Online) and iGaming The different experiences are complementary and enhance each other. Bet365 RUSH STREET INTERACTIVE tipico CAESARS SPORTSBOOK BY William HILL Circa SPORTS 1. As of July 25, 2023. 3

Century’s North American Property Footprint1 Diversified Local Gaming Footprint in Drive-to Markets CENTURY CASINOS Century Casino St. Albert Century Casino & Hotel Edmonton Century Mile Racetrack and Casino Century Downs Racetrack and Casino Mountaineer Casino, Resort & Races Rocky Gap Casino, Resort & Golf Nugget Casino Resort Century Casino & Hotel Central City Century Casino & Hotel Cripple Creek CENTURY CASINOS Headquartered in Colorado Springs Century Casino Caruthersville Century Casino Cape Girardeau 1. As of July 25, 2023. 4

Diverse Regional Exposure in Stable, Mature Gaming Markets in the U.S.

- Exposure to attractive regional markets proven to be resilient throughout the pandemic.
  - 2021 and 2022 GGR[1] levels materially up versus 2019 across almost all markets served in the U.S.
  - Sustainable future growth underpinned by strong market fundamentals and structural regulatory changes.
- Colorado well-positioned for long-term growth.
  - Introduction of sports betting in May 2021.
  - Removal of $100 betting limits and approval of new casino games in May 2021.
  - Denver and Colorado Springs MSAs[2] driven by attractive demographic trends that outpace U.S. averages.
- Missouri benefits from loyal local customer base.
  - Track record of stability with strong growth since 2021.
- Reno-Sparks well positioned for future growth.
  - Proximity to outdoor recreational attractions aligns well with post-pandemic trends.
  - Blue chip employers such as Tesla driving attractive socioeconomic trends.
- Maryland's gaming market has grown steadily since 2012 when table games were legalized, with continued growth in 2021 due to legalization of sports betting.



Colorado GGR
$811
$828
$842
$834
$560
$976
$1,060
2016
2017
2018
2019
2020
2021
2022



Missouri GGR
$1,715
$1,738
$1,754
$1,730
$1,264
$1,897
$1,905
2016
2017
2018
2019
2020
2021
2022



West Virginia GGR
$639
$587
$613
$618
$431
$644
$740
2016
2017
2018
2019
2020
2021
2022



Washoe County, Nevada GGR
$810
$829
$866
$857
$676
$1,016
$1,040
2016
2017
2018
2019
2020
2021
2022



Maryland GGR
$1,023
$1,614
$1,746
$1,757
$1,226
$1,926
$2,053
2016
2017
2018
2019
2020
2021
2022

1. Gross gaming revenue
2. Metropolitan statistical area

Sources: UNLV Gaming Research, Nevada Gaming Control Board, Colorado Department of Revenue and internal Company research | Note: $ in millions

5

Stable Historical Performance of Regional GGR in the U.S. CENTURY CASINOS US regional GGR has maintained stable growth since 2001 and is resilient to macroeconomic changes including oil prices and CPI U.S. Regional GGR ($bn) 2001 $22 2002 $24 2003 $24 2004 $26 2005 $27 2006 $29 2007 $31 2008 $30 2009 $29 2010 $29 2011 $30 2012 $31 2013 $31 2014 $32 2015 $34 2016 $34 2017 $35 2018 $37 2019 $39 2020 $40 2021 $47 2022 $52 WTI Crude Oil Price (US$ / Barrel) $150 $120 $90 $60 $30 $0 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 CPI Index YoY % Change 10.0% 6.0% 2.0% (2.0)% 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Sources: UNLV Gaming Research and Bloomberg research. Note: Regional GGR represents U.S. excluding Las Vegas GGR. 6

Broad Geographic and Asset Diversification

No Single Property Accounts for More than 25% of Adjusted EBITDA

# of Properties	**19 Properties**
# of Slot Machines	**7,575**
# of Table Games	**78**
# of Hotel Rooms	**2,046**

- Acquisition of the Nugget and Rocky Gap ("Acquisitions") is expected to significantly increase Century's scale
- On a pro forma basis, represents a 41% increase in revenue in 2022 and 50% increase in Adj. EBITDAin 2022
- Further diversifies earnings on geographic and property-level basis (8 markets across North America and Poland)

Before Acquisitions | **Pro Forma[1] after Acquisitions**

2022 Adj. EBITDA[2]: $111mm | **2022 Adj. EBITDA[2]: $163mm**



By Property
Cape Girardeau
Caruthersville
Mountaineer
Nugget
Rocky Gap
Cripple Creek
Central City
Canada
Poland
11%
25%
17%
7%
8%
16%
16%
7%
17%
12%
5%
5%
11%
11%
16%
16%

Property information excludes Corporate and Other segment. Slot machine, table game and hotel room counts are as of June 30, 2023 and include Rocky Gap.

1. Pro Forma for the Rocky Gap Acquisition and the Nugget Acquisition. See Appendix for the definition of Pro Forma.
2. Graphs and percent of total exclude Corporate and Other Adjusted EBITDA. Canada and Poland are not presented by property.

Note: Adjusted EBITDA is a non-GAAP financial measure. See Appendix for the definition and reconciliation of Adjusted EBITDA.

7

Summary of Pro Forma[1] Historical Financial Performance

(in Millions)

Key Highlights

- Stable revenue growth across Century, the Nugget and Rocky Gap with strong recovery post-COVID
- Consistent Adjusted EBITDA growth combined with margin expansion

Revenue



$321
$67
$86
$169
$377
$70
$89
$218
$413
$52
$57
$304
$567
$78
$100
$389
$608
$78
$99
$431
2018
2019
2020
2021
2022

Adjusted EBITDA and Margin



Margin:
18.7 %
18.0 %
17.9 %
27.9 %
25.5 %
Significant disruption at Nugget Casino from ~$90m in capex spend 2016-2020
$60
$19
$18
$23
$68
$20
$17
$30
$74
$15
$11
$48
$158
$27
$33
$98
$155
$25
$27
$103
2018
2019
2020
2021
2022

Adjusted EBITDA less Lease Payments[1,2]



$24
$4
$10
$10
$28
$5
$10
$13
$13
$3
-$1
$10
$96
$12
$25
$60
$94
$10
$19
$65
2018
2019
2020
2021
2022

Century Nugget Rocky Gap

1. Pro Forma Revenue and Adjusted EBITDA and Margin relates to the Rocky Gap Acquisition and Nugget Acquisition. Pro Forma Adjusted EBITDA less Lease Payments relates to the Rocky Gap Acquisition and Canada Real Estate Sale. See Appendix for the definition of Pro Forma.
2. Lease Payments consist of cash payments on the Company's Master Lease and 50% of the Nugget's lease with Smooth Bourbon.

Note: Adjusted EBITDA, Adjusted EBITDA margin and Adjusted EBITDA less Lease Payments are non-GAAP financial measures. See Appendix for the definitions of these terms and reconciliation of Adjusted EBITDA.

8

Century Has a Proven Track Record of Consistent Adjusted EBITDA Stability and is Poised for Future Growth

Decade plus of steady Adjusted EBITDA growth with attractive opportunities to accelerate growth with new acquisitions

2012 - 2017	2018 - Present	Pro Forma[1]

2012 - 2017

- ✓ Increased Canadian footprint through developments and acquisitions
  - ✓ Opened Century Downs Racetrack and Casino in 2015
  - ✓ Century Bets began operating the southern Alberta pari-mutuel network in 2015, in which the Company owned a 75% stake
  - ✓ Acquired St. Albert Casino in 2016
- ✓ Expanded ownership in Polish operations in 2013
  - ✓ In 2013, the Company acquired an additional 33.3% ownership in Casinos Poland Limited

2018 - Present

- ✓ Opened Century Mile in April 2019
- ✓ Acquired 3 properties in Missouri and West Virginia in December 2019
- ✓ Executed on tried and true operational strategy and managed through global pandemic



$11
14.7%
2012
$13
12.1%
2013
$13
10.7%
2014
$23
17.5%
2015
$26
18.5%
2016
$26
16.9%
2017
$23
13.8%
2018
$30
13.9%
2019
$48
15.9%
2020
$98
25.2%
2021
$103
24.0%
2022
$155
25.5%
Pro Forma

1. Pro Forma for the Rocky Gap Acquisition and Nugget Acquisition. See Appendix for the definition of Pro Forma.

Note: in millions

Note: Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. See Appendix for the definitions of Adjusted EBITDA and Adjusted EBITDA Margin.

9

Income Statement Selected information in USD, in millions except for per share CENTURY CASINOS Q2 2023 Q2 2022 Change Net Operating Revenue 136.8  111.1  +23% Earnings from Operations 18.6 20.8 -10% Net (Loss) Earnings Attributable to Century Casinos, Inc. Shareholders -2.0 8.9 -122% Adjusted EBITDA1 29.3 29.8 -2% Basic (Loss) Earnings per Share -0.06 0.30 -120% Diluted (Loss) Earnings per Share -0.06 0.28 -121% 1. Adjusted EBITDA is a non-GAAP financial measure. See Appendix for the definition and reconciliation of Adjusted EBITDA. 10

Balance Sheet and Leverage As of June 30 / Pro Forma1, 2023 CENTURY CASINOS 1. 5.0x Total Principal Debt to Adjusted EBITDA less Lease Payments2 3.5x Net Debt to Adjusted EBITDA less Lease Payments3 4.9x Lease Adjusted Net Leverage (8.0x)4 5.3x Pro Forma1 Total Principal Debt to Adjusted EBITDA less Lease Payments 2.6 Pro Forma1 Net Debt to Adjusted EBITDA less Lease Payments 5.0x Pro Forma1 Lease Adjusted Net Leverage (8.0x) (in millions) As 06/30/2023 Pro Forma1 Cash $108.6 $195.0 Total Principal Debt2  $364.1 $379.4 Net Debt $255.5 $184.4 Lease Debt5  $261.0 $474.0 Pro Forma ratios are calculated as if the Rocky Gap Acquisition and Canada Real Estate Sale (as defined in the Appendix) occurred on July 1, 2022. See Appendix for the reconciliation of Pro Forma Total Principal Debt to Adjusted EBITDA less Lease Payments, Pro Forma Net Debt to Adjusted EBITDA less Lease Payments and Pro Forma Lease Adjusted Net Leverage. 2. Total Principal Debt to Adjusted EBITDA less Lease Payments is calculated by dividing the Company’s Adjusted EBITDA less Lease Payments for the trailing twelve months ended June 30, 2023 by Total Principal Debt. Adjusted EBITDA is a non-GAAP financial measure. See Appendix for the definition of Total Principal Debt, Adjusted EBITDA less Lease Payments, Lease Payments and the definition and reconciliation of Adjusted EBITDA. 3. Net Debt to Adjusted EBITDA less Lease Payments is calculated by dividing the Company’s Adjusted EBITDA less Lease Payments for the trailing twelve months ended June 30, 2023 by Net Debt. Net Debt, Adjusted EBITDA and Adjusted EBITDA less Lease Payments are non-GAAP financial measures. See Appendix for the definition and reconciliation of Net Debt, Adjusted EBITDA and Adjusted EBITDA less Lease Payments and the definition of Lease Payments. 4. Lease Adjusted Net Leverage is calculated by dividing the Company’s Adjusted EBITDA for the trailing twelve months ended June 30, 2023 by the Company’s Net Debt and Lease Debt capitalized at 8.0x. Adjusted EBITDA, Net Debt and Lease Adjusted Net Leverage are non-GAAP financial measures. See Appendix for the definition of Lease Debt, Net Debt and Lease Adjusted Net Leverage and reconciliation of Adjusted EBITDA and Net Debt 5. Lease Debt is calculated as Lease Payments capitalized at 8.0x. Lease Debt is a non-GAAP financial measure. See Appendix for the definition and reconciliation of Lease Debt and Lease Payments. 11

Environmental, Social and Governance (“ESG”) CENTURY CASINOS Century’s Commitment Environmental Century is committed to environmental responsibility in the communities in which we operate. Social Responsibility Century is involved with local projects and charities in the communities in which we operate. Century is committed to diversity across all levels. Century promotes responsible gaming at all our properties. Corporate Governance Century created an ESG Steering Committee to oversee and provide executive sponsorship for our corporate ESG strategy, goals and initiatives. Century is creating “Century CARES” teams at each property to focus on community involvement and environmental practices. Century “CARES” – Committed, Action-oriented, Responsible, Eco-friendly, Sustainable 12

CNTY Consolidated Results 2019 – 2023 Quarterly Results (in USD, in millions) CENTURY CASINOS Net Operating Revenue 140 120 100 80 60 40 20 0 Q1 45.6 87.7 72.4 103.1 108.5 Q2 52.4 36.1 92.2 111.1 136.8 Q3 52.9 95.7 116.6 112.6 Q4 67.2 84.8 107.3 103.8 2019 2020 2021 2022 2023 Adjusted EBITDA (1) 35.0 30.0 25.0 15.0 10.0 5.0 0.0 (5.0) Q1 6.7 9.6 14.7 23.8 26.1 Q2 6.7 (1.8) 25.2 29.8 29.3 Q3 7.1 22.2 33.1 28.1 Q4 9.8 18.3 24.9 21.7 2019 2020 2021 2022 2023 1. Adjusted EBITDA is a non-GAAP financial measure. See Appendix for the definition and reconciliation of Adjusted EBITDA. 13

Net Operating Revenue Q2 2023 by Reportable Segment and Operating Segment (1) (in USD) CENTURY CASINOS Canada 14% Poland 17% United States 69%  Canada 14%  Midwest 29%  East  21%  West 19% Poland 17% 1. Excludes the Corporate and Other Reportable Segment 14

Adjusted EBITDA (1)  Q2 2023 by Reportable Segment and Operating Segment (2) (in USD) CENTURY CASINOS Canada 13% Poland 6% United States 78% Canada 16% Midwest 46% East 12% West 20% Poland 6% 1. Adjusted EBITDA is a non-GAAP financial measure. See Appendix for the definition and reconciliation of Adjusted EBITDA. 2. Excludes the Corporate and Other Reportable Segment 15

U.S. OPERATIONS OVERVIEW East Midwest West 16

East Region Market Overview and Asset Summary

West Virginia

Asset	Property Highlights	Key Stats[1]	
	▪ **Mountaineer Casino** is the **area's only full-service resort and casino** featuring world-class thoroughbred racing, an 18-hole golf course and 5,000-seat convention center ▪ Located **on the beautiful Ohio River** in the northern panhandle of West Virginia ▪ Located on Route 2, near Chester WV, and is an **easy drive from many locations in Ohio, Pennsylvania, and West Virginia** ▪ **Sports betting and i-Gaming available** through William Hill / Caesars and Rush Street Interactive	**Casino Sq. Footage**	72,380
		Slot Machines	1,052
		Tables	26
		Hotel Rooms	357

Competitive Landscape



Akron
Youngstown
Canton
Pittsburgh
50 miles
Mountaineer Casino
Hollywood Gaming
Rivers Pittsburgh
Hollywood Casino
Wheeling Island
RIVERS

Market Demographics and Stability

- Mountaineer serves the Pittsburgh and eastern Ohio drive-to markets, providing multiple revenue streams including gaming, sports betting, lodging, entertainment, food and beverage.
- West Virginia was an early adopter of internet gaming (fifth state in the U.S.), which has drawn customers from neighboring states.
- There are a maximum of 5 gaming licenses available in the state with no additional licenses allowed.[2]
- The gaming market in West Virginia has expanded substantially, with 53% GGR growth from 2019 to 2022.

Sources: U.S. BLS, UNLV Gaming Research, American Gaming Association "State of the States 2021" | 1. As of June 30, 2023. 2. Assumes no additional racetracks open in the state.

17

East Region Results West Virginia CENTURY CASINOS Net Operating Revenue 35.0 30.0 25.0 20.0 15.0 10.0 5.0 0.0 Q1 23.9 26.3 26.7 Q2 30.6 29.7 28.2 Q3 31.7 30.4 Q4 28.7 26.5 2021 2022 2023 Adjusted EBITDA1 7.0 6.0 5.0 4.0 3.0 2.0 1.0 0.0 Q1 3.6 4.3 3.9 Q2 6.2 4.9 3.9 Q3 5.9 5.3 Q4 4.5 3.5 2021 2022 2023 1. Adjusted EBITDA is a non-GAAP financial measure. See Appendix for the definition and reconciliation of Adjusted EBITDA. 18

Midwest Market Overview and Asset Summary

Colorado

Asset	Property Highlights	Key Stats[1]	
	▪ **Central City** is located just 45 minutes west of Denver, Colorado ▪ **Easily accessible** from highway I-70 ▪ **Online sports betting** through Tipico Sportsbook partnership	**Casino Sq. Footage**	22,640
		Slot Machines	411
		Tables	8
		Hotel Rooms	26
	▪ **Cripple Creek** is located ~45 miles from Colorado Springs ▪ State-of-the art slot machines, exciting table games ▪ **Online sports betting** through Circa Sports and Bet365 partnerships	**Casino Sq. Footage**	19,610
		Slot Machines	374
		Tables	6
		Hotel Rooms	21

Competitive Landscape


Population / Sq. Mile
Boulder
Denver
Colorado
Springs
Central City
Black Hawk
Cripple Creek

Market Demographics and Stability

- Central City and Cripple Creek serve the Denver and Colorado Springs MSAs, respectively, both of which are exhibiting strong geographic and economic trends.
- Visitorship to both markets includes locals and tourists.
- Historically strong GGR trends with strong upside due to recent regulatory actions to remove betting limits and legalize online sports betting.
- The state benefits from positive demographic trends, with 50bps higher population growth from April 2020 to July 2022 than national average and median household income of $80,184 vs. a US average of $69,021 from 2017-2021 in 2021 dollars.

Source: U.S. Census Bureau | 1. As of June 30, 2023.

19

Midwest Region Market Overview and Asset Summary

Missouri

Asset | **Property Highlights** | **Key Stats[1]**



- Casino is situated in **downtown Cape Girardeau**
- The property opened in October 2012 with the 13th and final gaming license in Missouri
- Property includes an entertainment center, and a ~7,700 square ft. event center with seating for up to 600
- Construction commenced on **69 room hotel** adjacent to and connected with casino

Casino Sq. Footage	41,530
Slot Machines	833
Tables	23
Hotel Rooms	N/A



- Caruthersville temporarily operating out of the land-based pavilion
- **RV Park** open year-round and located by the water
- Construction commenced on **land-based casino and hotel**
- Adjacent **stand-alone hotel** opened late October 2022

Casino Sq. Footage	12,000
Slot Machines	416
Tables	6
Hotel Rooms	36

Competitive Landscape


St. Louis
Cape Girardeau
Caruthersville
Jonesboro
Jackson
Memphis
75 miles
75 miles
Missouri
Illinois
Kentucky
Tennessee
Cape Girardeau
Caruthersville
Metropolis
St. Louis Market
Southland
Walker's Bluff (2023)
Harrah's

Market Demographics and Stability

- Cape Girardeau and Caruthersville are local, drive-to markets with loyal customer bases.
- Missouri is one of the largest regional gaming markets with ~$1.9 billion of gaming revenue in 2022, having grown >10% since 2019.
- Missouri has strong macroeconomic drivers, including employment growth and a diverse economy.

Source: UNLV Gaming Research, American Gaming Association "State of the States 2021" | 1. As of June 30, 2023.

20

Midwest Region Results Colorado and Missouri CENTURY CASINOS Net Operating Revenue 50.0 45.0 40.0 35.0 30.0 25.0 20.0 15.0 10.0 5.0 0.0 Q1 40.4 39.0 39.7 Q2 46.2 40.6 39.2 Q3 42.2 40.3 Q4 39.6 35.8 2021 2022 2023 Adjusted EBITDA1 25.0 20.0 15.0 10.0 5.0 0.0 Q1 18.5 16.1 15.9 Q2 22.0 17.4 15.4 Q3 18.4 15.9 Q4 16.7 12.8 2021 2022 2023 1. Adjusted EBITDA is a non-GAAP financial measure. See Appendix for the definition and reconciliation of Adjusted EBITDA. 21

West Region Market Overview and Asset Summary

Nevada

Asset	Property Highlights	Key Stats[1]	
	▪ The **newly remodeled** Nugget Casino is **conveniently located** on route I-80 with easy access from the airport ▪ The **full-service resort** boasts a large gaming floor, two hotel towers, a convention space, outdoor amphitheater, and a wide variety of casual and fine dining options in addition to several on-site bars and lounges ▪ Reno/Sparks is a **top 15 gaming market** in the U.S. ▪ Nugget has one of the **largest conference centers** in Reno in addition to a state-of-the-art **8,555-seat outdoor venue**	**Casino Sq. Footage**	71,200
		Slot Machines	919
		Tables	29
		Hotel Rooms	1,382

Competitive Landscape


Reno
Sparks
4 miles
1 Nugget
2 Grand Sierra
3 Peppermill
4 Atlantis
5 The Row
6 Western Village
8 Rail City
9 Club Cal

Market Demographics and Stability

- Reno, known as the "Biggest Little City in the World" is famous for its casinos, but is also known as a destination for outdoor recreation with proximity to Lake Tahoe and several ski resorts.
- Current home to Tesla, Gigafactory, Apple, Switch Data Center and Walmart Distribution.
- Population approaching 500,000 (15% growth from 2010 to 2020 vs. national average of 7%, with an additional 2%+ growth since 2020).
- The Reno-Tahoe airport is expanding the ticket hall, shopping and ground transportation center and adding new concourses ($1bn "MoreRNO" project).

Source: Reno.gov, U.S. Bureau of Labor Statistics, Washoe County Consensus Forecast 2022-2042, Industry Research | 1. As of June 30, 2023.

22

ROCKY GAP CASINO RESORT GOLF FLINTSTONE, MARYLAND ACQUIRED JULY 25, 2023

Transaction Overview CENTURY CASINOS On July 25, 2023, Century acquired the operations of Rocky Gap Casino, Resort & Golf for $61.2mm. Represents a purchase price multiple of 6.2x 2022 Adj. EBITDA (pro forma1 after lease payments to VICI). Simultaneously, VICI acquired a related interest in the land and building associated with Rocky Gap for $203.9mm. VICI and Century amended the Master Lease to include an increase in initial annualized rent of $15.5mm. Century paid for the acquisition with $30.0mm from the Revolving Facility from its Goldman Credit Agreement and cash on balance sheet. In 2022, Rocky Gap generated revenue of $78.0mm and Adj. EBITDA of $25.4mm. We see upside to these numbers, mainly for these reasons: Opportunity to replace lower-performing slots with new units to yield immediate upside in overall win per unit per day. Recently installed hotel management system will optimize room rate and occupancy. Additional hotel rooms to capitalize on weekend demand. 1. Pro Forma for the Rocky Gap Acquisition. See Appendix for the definition of Pro Forma. Note: Adjusted EBITDA is a non-GAAP financial measure. See Appendix for the definition and reconciliation of Adjusted EBITDA. 24

Rocky Gap Casino, Resort & Golf CENTURY CASINOS Only casino resort in western Maryland, with 10 million + adults within a 100-mile radius 198 hotel rooms 630 slot machines 16 table games $10mm of property upgrades since 2018 remodeled rooms and suites new sports lounge renovation and upgrade of food and beverage offerings golf course improvements Maryland’s only Jack Nicklaus Signature golf course Events center and meeting facilities for approx. 500 people Spa, pool and outdoor activities 1998 Opening of Rocky Gap Lodge & Golf Resort 2013 Reopened as “Rocky Gap Casino Resort” with 558 slot machines and 10 live table games 2018/2020 All 198 hotel rooms redesigned and upgraded 2020/2021 Enhanced amenity offerings including upscale Lakeside Grille, new sports lounge and golf course improvements 1998 2012 2013 2015 2016 2018 2020 2021 2022 2012 Acquired by Lakes Entertainment (“Lakes”) 2015 Acquired by Golden Entertainment through merger with Lakes 2016 Property renovation including new table games, parking spaces and expanded amenity offering 2022 Continuation of record property performance 25

Rocky Gap, MD Competitive Landscape CENTURY CASINOS Property attracts local and destination drive-in customers from Maryland and surrounding states. Rocky Gap Casino Resort 1 Lady Luck Nemacolin 2 Hollywood Casino Charles Town 3 Live! Casino Pittsburgh 4 Parx Casino Shippensburg 26

ADDITIONAL GROWTH DRIVERS Cape Girardeau Hotel Caruthersville Land-based

Century is Well-Positioned for the Next Stage of Growth Missouri Projects – Cape Girardeau Hotel CENTURY CASINOS Century commenced construction of a 69-room hotel at Cape Girardeau connected to the existing casino in September 2022. Project will transform the facility to a full resort destination with gaming, various bars and dining venues, as well as conference, concert and event spaces. Expected to open in the first half of 2024 at a cost of approx. $31mm. $12.1mm has been spent as of June 30, 2023. Cape Girardeau Hotel Rendering Cape Girardeau Hotel Construction Progress 28

Century is Well-Positioned for the Next Stage of Growth Missouri Projects – Caruthersville Temporary Land-Based Casino & Hotel CENTURY CASINOS Originally, the casino operated on a riverboat and barge. Closed all games on the riverboat in October 2022 as it was no longer accessible due to record low water levels (continued on barge only). Relocation of all casino operations from riverboat and barge to temporary land-based location in pavilion completed December 2022. Grand opening of The Farmstead in December 2022. 36-room contemporary hotel located near the pavilion and new land-based casino and hotel development. The pavilion, The Farmstead, and the location of the new land-based casino & hotel are all protected by a flood wall. Operations will no longer be affected by water levels in the Mississippi River. 29

Century is Well-Positioned for the Next Stage of Growth Missouri Projects – Caruthersville Permanent Land-Based Casino & Hotel CENTURY CASINOS Groundbreaking on December 2, 2022. Expected opening in late 2024. 600 slot machines (with the possibility of an expansion for an additional 140), table games, a restaurant and bar. New 38-room hotel, located between the existing pavilion and the new casino, with scenic views. Amendment to Master Lease with VICI. Project cost approx. $51.9mm funded by VICI, rent under Master Lease will increase by approx. $4.2mm (8%) after opening. Transformation from the last remaining riverboat to full destination resort to attract customers from further into Missouri, Tennessee and Arkansas and provide guests with a better, more convenient casino experience. 30

THANK YOU !

APPENDIX

Appendix Earnings from Operations –  Q2 2023 by Reportable Segment and Operating Segment1 (in USD) CENTURY CASINOS Canada 20% Poland 5% United States 75% Canada 20% Midwest 52% East 4% West 19% Poland 5% 1. Excludes the Corporate and Other Reportable Segment 33

Appendix Net Earnings Attributable to Century Casinos, Inc. Shareholders – Q2 2023 by Reportable Segment and Operating Segment1 (in USD) CENTURY CASINOS Canada 26% Poland 7% United States 67% Canada 26% Midwest 50% East -9% West 26% Poland 7% 1. Excludes the Corporate and Other Reportable Segment 34

Appendix

Abbreviations of Century Casinos, Inc. Subsidiaries and Certain Reporting Units

	Abbreviation	Operating Segment
Century Casino & Hotel – Central City	CTL or Central City	Midwest
Century Casino & Hotel – Cripple Creek	CRC or Cripple Creek	Midwest
Mountaineer Casino, Resort & Races	MTR or Mountaineer	East
Century Casino Cape Girardeau	CCG or Cape Girardeau	Midwest
Century Casino Caruthersville & The Farmstead	CCV or Caruthersville	Midwest
Nugget Casino Resort	Nugget Sparks, LLC or Nugget	West
Smooth Bourbon, LLC	Smooth Bourbon	West
Century Casino & Hotel – Edmonton	CRA or Edmonton	Canada
Century Casino St. Albert	CSA or St. Albert	Canada
Century Downs Racetrack and Casino	CDR or Century Downs	Canada
Century Mile Racetrack and Casino	CMR or Century Mile	Canada
Casinos Poland	CPL	Poland
Century Resorts Management GmbH	CRM	Corporate and Other
Cruise Ships & Other	Ships & Other	Corporate and Other
Corporate Other	N/A	Corporate and Other

35

Appendix Terms and Definitions CENTURY CASINOS In this presentation, the term “USD” refers to US dollars, the term “CAD” refers to Canadian dollars and the term “PLN” refers to Polish zloty. Amounts presented are rounded. As such, rounding differences could occur in period-over-period changes and percentages reported throughout this presentation. Adjusted EBITDA, Adjusted EBITDA margin and Net Debt are non-GAAP financial measures. See Appendix “Non-GAAP Financial Measures” for the definition and reconciliation of Adjusted EBITDA, Adjusted EBITDA margin and Net Debt. “Nugget Acquisition” means the Company’s purchase of the operating assets of Nugget Casino Resort (the “OpCo Acquisition”) and 50% of the membership interests in the company that owns the real property on which the casino is located (the “Smooth Bourbon Acquisition”). “Rocky Gap Acquisition” means the Company’s purchase of the operations of Rocky Gap Casino, Resort & Golf. “Century Canadian Portfolio” means Century Casino & Hotel Edmonton in Edmonton, Alberta, Century Casino St. Albert in Edmonton, Alberta, Century Mile Racetrack and Casino in Edmonton, Alberta and Century Downs Racetrack and Casino in Calgary, Alberta (collectively). “Canada Real Estate Sale” means the Company’s sale of the real estate assets of the Century Canadian Portfolio to VICI for an aggregate purchase price of CAD 221.7 million ($167.3 million based on the exchange rate on June 30, 2023). Simultaneous with the closing of the transaction, the Century Canadian Portfolio will be added to the Master Lease an annual rent will increase by CAD 17.3 million ($13.1 million based on the exchange rate on June 30, 2023). The Company anticipates retaining approximately CAD 154.5 million ($116.6 million based on the exchange rate on June 30, 2023) of the purchase price after giving effect to the purchase of the land at Century Downs Racetrack and Casino (“Century Downs”), selling expenses, Canadian and US taxes and proceeds to be paid to the minority owners of Century Downs. “Goldman Credit Agreement” means a credit agreement with Goldman Sachs Bank USA and other parties that provides for a $350.0 million term loan and a $30.0 million revolving credit facility (“Revolving Facility”). “Master Lease” means the Company’s master lease of its Missouri, West Virginia, Maryland (pending) and Canada (pending) properties with subsidiaries of VICI Properties Inc. (“VICI”). “Pro Forma” refers to the pro forma effect of (i) the Rocky Gap Acquisition, (ii) the Rocky Gap Acquisition and the Nugget Acquisition, (iii) the Rocky Gap Acquisition and Canada Real Estate Sale, or (iv) the Rocky Gap Acquisition, the Nugget Acquisition and Canada Real Estate Sale, as applicable 36

Appendix Non-GAAP Financial Measures CENTURY CASINOS The Company supplements its consolidated financial statements prepared in accordance with US generally accepted accounting principles (“GAAP”) by using the following non-GAAP financial measures, which management believes are useful in properly understanding the Company’s short-term and long-term financial trends. Management uses these non-GAAP financial measures to forecast and evaluate the operational performance of the Company as well as to compare results of current periods to prior periods on a consolidated basis. Adjusted EBITDA Adjusted EBITDA margin Net Debt Adjusted EBITDA less Lease Payments Lease Debt Lease Adjusted Net Leverage Lease Adjusted Leverage Management believes presenting the non-GAAP financial measures used in this presentation provides investors greater transparency to the information used by management for financial and operational decision-making and allows investors to see the Company’s results “through the eyes” of management. Management also believes providing this information better enables our investors to understand the Company’s operating performance and evaluate the methodology used by management to evaluate and measure such performance. The adjustments made to GAAP financial measures result from facts and circumstances that vary in frequency and impact on the Company’s results of operations. The following is an explanation of each of the adjustments that management excludes in calculating its non-GAAP financial measures. 37

Appendix Non-GAAP Financial Measures CENTURY CASINOS The Company defines Adjusted EBITDA as net earnings (loss) attributable to Century Casinos, Inc. shareholders before interest expense (income), net, income taxes (benefit), depreciation and amortization, non-controlling interests net earnings (loss) and transactions, pre-opening expenses, acquisition costs, non-cash stock-based compensation charges, asset impairment costs, loss (gain) on disposition of fixed assets, discontinued operations, (gain) loss on foreign currency transactions, cost recovery income and other, gain on business combination and certain other one-time transactions. Expense related to the Master Lease for the Company’s acquired casinos in Missouri and West Virginia and CDR land lease is included in the interest expense (income), net line item. Intercompany transactions consisting primarily of management and royalty fees and interest, along with their related tax effects, are excluded from the presentation of net earnings (loss) attributable to Century Casinos, Inc. shareholders and Adjusted EBITDA reported for each segment. Non-cash stock-based compensation expense is presented under Corporate and Other as the expense is not allocated to reportable segments when reviewed by the Company’s chief operating decision makers. Not all of the aforementioned items occur in each reporting period, but have been included in the definition based on historical activity. These adjustments have no effect on the consolidated results as reported under GAAP. Adjusted EBITDA is not considered a measure of performance recognized under GAAP. Management believes that Adjusted EBITDA is a valuable measure of the relative performance of the Company and its properties. The gaming industry commonly uses Adjusted EBITDA as a method of arriving at the economic value of a casino operation. Management believes that using Adjusted EBITDA is a useful way to compare the relative operating performance of separate operating units by eliminating the above-mentioned items associated with the varying levels of capital expenditures for infrastructure required to generate revenue and the often high cost of acquiring existing operations. Adjusted EBITDA is also used by the Company’s lending institution to gauge operating performance. The Company’s computation of Adjusted EBITDA may be different from, and therefore may not be comparable to, similar measures used by other companies within the gaming industry. Please see the reconciliation of Adjusted EBITDA to net earnings (loss) attributable to Century Casinos, Inc. shareholders below. The Company defines Adjusted EBITDA margin as Adjusted EBITDA divided by net operating revenue. Management uses this margin as one of several measures to evaluate the efficiency of the Company’s casino operations. The Company defines Net Debt as Total Principal Debt minus cash and cash equivalents. Total Principal Debt is defined as total long-term debt (including current portion) plus deferred financing costs. Net Debt is not considered a liquidity measure recognized under GAAP. Management believes that Net Debt is a valuable measure of our overall financial situation. Net Debt provides investors with an indication of our ability to pay off all of our long-term debt if it became due simultaneously. 38

Appendix Non-GAAP Financial Measures CENTURY CASINOS Adjusted EBITDA less Lease Payments is calculated by deducting the cash payments related to the Company’s Master Lease, CDR land lease and 50% of the lease payments from the Nugget to Smooth Bourbon (“Lease Payments”) from Adjusted EBITDA to calculate the debt and Net Debt to Adjusted EBITDA ratios. The Company does not recognize rent expense related to the Master Lease assets; instead, a portion of the periodic payment under the Master Lease is recognized as interest expense with the remainder of the payment reducing the failed sale-leaseback financing obligation using the effective interest method. The Company does not recognize rent expense related to the CDR land lease asset; instead, the payment is recognized as interest expense. Management believes that deducting cash payments related to its Master Lease, CDR land lease and 50% of the lease payments from the Nugget to Smooth Bourbon from Adjusted EBITDA provides investors with an indication of the length of time it would take the Company to repay its long-term debt. Lease Debt is Lease Payments capitalized at 8.0x (a metric the Company believes is the industry standard used by analysts for this calculation). Lease Debt is not considered a measure of the Company’s financing obligations under GAAP. Management believes Lease Debt provides investors with a metric that can be used to compare the Company’s leverage to its peers. The Company’s computation of Lease Debt may be different from, and therefore may not be comparable to, similar measures used by other companies within the gaming industry. Lease Adjusted Net Leverage is calculated by dividing the Company’s trailing twelve-month Adjusted EBITDA less Lease Payments by the Company’s Net Debt and Lease Debt. Lease Adjusted Net Leverage shows the Company’s leverage as if the Master Lease, CDR land lease and 50% of the lease payments from the Nugget to Smooth Bourbon were financed as debt obligations. The metric is commonly used by the Company’s peers, and the Company believes that this metric provides a useful comparison for investors. The Company’s computation of Lease Adjusted Net Leverage may be different from, and therefore may not be comparable to, similar measures used by other companies within the gaming industry. Lease Adjusted Leverage is calculated by dividing the Company’s trailing twelve-month Adjusted EBITDA less Lease Payments by the Company’s Total Principal Debt and Lease Debt. Lease Adjusted Leverage shows the Company’s leverage as if the Master Lease, CDR land lease and 50% of the lease payments from the Nugget to Smooth Bourbon were financed as debt obligations. The metric is commonly used by the Company’s peers, and the Company believes that this metric provides a useful comparison for investors. The Company’s computation of Lease Adjusted Leverage may be different from, and therefore may not be comparable to, similar measures used by other companies within the gaming industry. 39

Appendix Non-GAAP Financial Measures – Reconciliation of Adjusted EBITDA CENTURY CASINOS Century Casinos, Inc. in USD, in thousands For the three months ended June 30, 2023 2022 Net Operating Revenue $136,761 $111,122 Net (loss) earnings attributable to Century Casinos, Inc. shareholders (1,959) 8,856 Interest expense (income), net 18,230 21,796 Income taxes 96 (10,421) Depreciation and amortization 10,190 6,779 Net earnings attributable to non-controlling interests 2,322 995 Non-cash stock-based compensation 928 1,012 (Gain) loss on foreign currency transactions, cost recovery income and other (737) (424) Loss on disposition of fixed assets (33) (112) Acquisition costs 251 1,297 Adjusted EBITDA $29,288 $29,778 40

Appendix Non-GAAP Financial Measures – Reconciliation of Adjusted EBITDA CENTURY CASINOS For the year ended December 31, 2022 in USD, in thousands Century Casinos, Inc. Nugget Casino Resort Rocky Gap Casino Resort Pro Forma Property EBITDA Net earnings $7,976 $1,984 $22,966 $32,926 Interest expense (income), net 64,980 223 16 65,219 Income tax (benefit) expense (7,660) - - (7,660) Depreciation and amortization 27,109 12,025 2,423 41,557 Net earnings attributable to non-controlling interests 5,694 - - 5,694 Non-cash stock-based compensation 3,335 - - 3,335 Gain on foreign currency transactions, cost recovery income and other (1,236) - - (1,236) Impairment - intangible and tangible assets (3) - - - - Loss on disposition of fixed assets 18 34 - 52 Acquisition costs 3,124 - - 3,124 Pre-opening expenses - - - - Management fees - 1,000 - 1,000 Rent expense - 11,328 - 11,328 Change in non-cash lease expense - - (142) (142) Other, net - - 120 120 Adjusted EBITDA $103,340 $26,594 $25,383 $155,317 Excluding Corporate and Other $7,227 $- $- $7,227 Properties Adjusted EBITDA $110,567 $26,594 $25,383 $162,544 41

Appendix Non-GAAP Financial Measures – Reconciliation of Adjusted EBITDA CENTURY CASINOS For the three months ended June 30, 2023 in USD, in thousands East Midwest West Total United States Net (loss) income attributable to Century Casinos, Inc. shareholders (968) 5,391 2,829 7,252 Interest expense (income), net 2,157 5,142 - 7,299 Income tax (benefit) expense (240) 1,673 (245) 1,188 Depreciation and amortization 2,963 3,190 2,173 8,326 Loss on foreign currency transactions and other - - - - Gain on disposition of fixed assets (33) - - (33) Adjusted EBITDA $3,879 $15,396 $6,549 $25,824 For the three months ended June 30, 2022 in USD, in thousands East Midwest West Total United States Net income attributable to Century Casinos, Inc. shareholders 1,259 9,262 - 10,521 Interest expense (income), net 2,099 5,004 - 7,103 Depreciation and amortization 1,587 3,171 - 4,758 (Gain) loss on foreign currency transactions and other - - - - Loss on disposition of fixed assets - - - - Adjusted EBITDA $4,945 $17,437 $- $22,382 42

Appendix Non-GAAP Financial Measures – Reconciliation of Adjusted EBITDA CENTURY CASINOS Rocky Gap Casino Resort1 in USD, in thousands For the year ended December 31, 2022 Net Operating Revenue $78,010 Net income 22,966 Interest expense, net 16 Depreciation and amortization 2,423 Adjusted EBITDA $25,383 Adjusted EBITDA Margin 33% 1. The Rocky Gap Acquisition closed on July 25, 2023. 43

Appendix Non-GAAP Financial Measures – Reconciliation of Quarterly Adjusted EBITDA CENTURY CASINOS 2019 2020 2021 2022 2023 in USD, in millions Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Net earnings (loss) attributable to Century Casinos, Inc. shareholders $1.1 $(0.6) $0.5 $(20.1) $(45.9) $(12.6) $3.7 $6.7 $(1.4) $6.9 $11.2 $4.0 $0.2 $8.9 $2.9 $(4.0) $(1.2) $(2.0) Interest expense (income), net 1.3 1.4 1.4 4.2 11.4 10.6 10.6 10.6 10.5 10.7 10.6 10.8 10.8 21.8 15.3 17.0 17.5 18.2 Income taxes (benefit) 0.7 1.4 1.1 1.0 2.5 0.6 0.4 1.3 0.1 1.1 2.6 2.6 1.4 (10.4) 0.9 0.5 1.6 0.1 Depreciation and amortization 2.4 2.4 2.8 3.1 6.5 6.4 6.8 6.8 6.6 6.6 6.8 6.7 6.8 6.8 6.8 6.8 6.9 10.2 Non-controlling interests 0.7 0.9 0.6 0.9 0.2 (0.6) 0.2 0.1 (0.5) (0.6) 1.2 1.1 2.5 1.0 1.3 0.9 4.3 2.3 Non-cash stock-based compensation 0.3 0.4 0.4 0.3 (0.0) 0.2 0.4 (0.8) 0.3 0.3 1.0 1.1 0.7 1.0 1.0 0.7 0.7 0.9 (Gain) loss on foreign currency transactions, cost recovery income and other (0.3) (0.5) (0.1) (0.4) 0.8 (7.5) 0.0 (6.4) (1.0) 0.0 (0.3) (1.4) 0.2 (0.4) (0.4) (0.7) (4.3) (0.7) Impairment - intangible and tangible assets - - - 16.5 34.0 1.2 - - - - - - - - - - - - Loss (gain) on disposition of fixed assets 0.0 0.5 0.1 0.1 0.0 (0.1) 0.0 0.1 0.1 0.2 0.0 0.1 0.0 (0.1) 0.0 0.1 0.5 (0.0) Acquisition costs - 0.8 0.3 4.3 0.2 0.1 - - - - - - 1.1 1.3 0.3 0.4 0.2 0.3 Preopening expenses 0.5 - - - - - - - - - - - - - - - - - Other one-time (income) costs - - - - - - - - - - - - - - - - - - Adjusted EBITDA $6.7 $6.7 $7.1 $9.8 $9.6 $(1.8) $22.2 $18.3 $14.7 $25.2 $33.1 $24.9 $23.8 $29.8 $28.1 $21.7 $26.1 $29.3 44

Appendix Non-GAAP Financial Measures – Reconciliation of Adjusted EBITDA and Adjusted EBITDA less Lease Payments (in thousands) CENTURY CASINOS in USD, in thousands Q3 2022 Q4 2022 Q1 2023 Q2 2023 Trailing-Twelve Months Ended March 31, 2023 "Year Ended December 31, 2022" Net earnings (loss) attributable to Century Casinos, Inc. shareholders $2,944 $(4,042) $(1,243) $(1,959) $(4,300) $7,976 Interest expense (income), net 15,350 17,041 17,504 18,230 68,124 64,980 Income tax expense 855 470 1,623 96 3,045 (7,660) Depreciation and amortization 6,776 6,759 6,855 10,190 30,580 27,109 Non-controlling interests 1,266 941 4,274 2,322 8,804 5,694 Non-cash stock-based compensation 953 697 736 928 3,314 3,335 Gain on foreign currency transactions, cost recovery income and other (409) (653) (4,332) (737) (6,130) (1,236) Loss (gain) on disposition of fixed assets 38 54 479 (33) 539 18 Acquisition costs 295 399 158 251 1,104 3,124 Adjusted EBITDA $28,068 $21,666 $26,054 $29,288 $105,080 $103,340 Cash payments on Master Lease (8,501) (6,539) (6,865) (6,866) (28,771) (25,666) Adjusted EBITDA less Lease Payments $19,034 $14,620 $18,703 $20,036 $72,397 $75,586 45

Appendix

Non-GAAP Financial Measures – Calculation of Lease Adjusted Net Leverage and Lease Adjusted Leverage

in dollars, in millions	Trailing Twelve Months ended June 30, 2023 Current	Rocky Gap Acquisition [1]	Canada Real Estate Sale [2] (PENDING)	Trailing Twelve Months ended June 30, 2023 PRO FORMA
Cash	$ 108.6	$ (30.2)	$ 116.6	$ 195.0
Total Principal Debt	364.1	30.0	(14.7)	379.4
Net Debt	255.5	60.2	(131.3)	184.4
Adj EBITDA [3]	105.1	25.4	-	130.5
Lease Payments [4]	(32.7)	(15.5)	(11.1)	(59.3)
Adj EBITDA less Lease Payments	$ 72.4			$ 71.2
Net Debt / Adj EBITDA less Lease Payments [5]	3.5x			2.6x
Total Principal Debt / Adj EBITDA less Lease Payments [6]	5.0x			5.3x
Lease Debt[7] *Capitalized at 8.0x*	261.0	124.0	89.0	474.0
Lease Debt plus Net Debt	516.5			658.4
Lease Adjusted Net Leverage	4.9x			5.0x

In addition to the Lease Payments presented in the table above, operating lease payments for the trailing twelve months ended June 30, 2023 were $5.2 million.

1. Includes: (1) The purchase price for the Rocky Gap Acquisition that the Company paid in cash, including the $30.0 million borrowed from the Company's Revolving Facility under its Goldman Credit Agreement, (2) Adjusted EBITDA for twelve months ended December 31, 2022, attributable to Rocky Gap, and (3) cash lease payments related to the amendments to the Master Lease for the Rocky Gap Acquisition. Acquisition was completed on July 25, 2023.
2. Includes: (1) The anticipated proceeds from the Canada Real Estate Sale after purchase of the land at Century Downs (CAD 154.5 million), and (2) cash lease payments related to the amendments to the Master Lease for the Century Canadian Portfolio (CAD 17.3 million) less current payments on the CDR land lease. (USD/CAD 0.7545 the exchange rate as of June 30, 2023).
3. Adjusted EBITDA related to the Company is for the trailing twelve months ended June 30, 2023.
4. The Company's Master Lease, CDR land lease and 50% of the Nugget lease payments to Smooth Bourbon for the trailing twelve months ended June 30, 2023. Payments related to Rocky Gap and Century Canadian Portfolio leases are presented as annual payments for the first twelve months of the lease.
5. Net Debt to Adjusted EBITDA less Lease Payments is calculated by dividing the Company's Adjusted EBITDA less Lease Payments for the trailing twelve months ended June 30, 2023 by Net Debt.
6. Total Principal Debt to Adjusted EBITDA less Lease Payments is calculated by dividing the Company's Adjusted EBITDA less Lease Payments for the trailing twelve months ended June 30, 2023 by Total Principal Debt.
7. Calculated as Lease Payments capitalized at 8.0x.

46

Appendix Non-GAAP Financial Measures – Reconciliation of Net Debt CENTURY CASINOS Amounts in thousands June 30, 2023 December 31, 2022 Total long-term debt, including current portion $348,597 $349,580 Deferred financing costs 15,496 16,844 Total principal $364,093 $366,424 Less: Cash and cash equivalents $108,595 $101,785 Net Debt $255,498 $264,639 47